Exhibit 99.2


                                ZURICKIRCH CORP.
                      PROFORMA CONSOLIDATED BALANCE SHEETS
                      June 30, 2002 and December 31, 2001


                                     ASSETS


                                                     2002               2001
                                                  -----------       -----------

CURRENT ASSETS
    Cash                                          $   161,737       $   423,480
    Accounts receivable                               727,103           456,494
    Inventory                                       1,951,511         1,889,250
    Prepaid and other expenses                         59,280            61,183
                                                  -----------       -----------
       Total current assets                         2,899,631         2,830,407
                                                  -----------       -----------


PROPERTY AND EQUIPMENT
    Office furniture, fixtures and
       equipment                                      333,700           330,812
    Leasehold improvements                            404,661           404,661
    Machinery and equipment                           335,360           332,860
    Laboratory tools                                   25,833            25,833
                                                  -----------       -----------
                                                    1,099,554         1,094,166
Less accumulated depreciation                        (451,869)         (348,603)
                                                  -----------       -----------
                                                      647,685           745,563
                                                  -----------       -----------
                                                  $ 3,547,316       $ 3,575,970
                                                  ===========       ===========

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                                ZURICKIRCH CORP.
                      PROFORMA CONSOLIDATED BALANCE SHEETS
                      June 30, 2002 and December 31, 2001


                                  LIABILITIES


                                                       2002             2001
                                                   -----------      -----------

CURRENT LIABILITIES
    Current portion of long-term debt              $   307,376      $   146,404
    Bank line of credit                                994,383          746,216
    Accounts payable                                   457,084          361,544
    Accrued payroll and related expenses               445,145          554,665
    Accrued expenses                                   575,000          350,298
    Customer depostis and credits                           --          291,272
    Deferred Revenue                                        --           20,294
    Related party notes payable                        469,350          409,350
                                                   -----------      -----------
       Total current liabilities                     3,248,338        2,880,043
                                                   -----------      -----------
LONG-TERM DEBT, net of current portion                 129,952          356,654
                                                   -----------      -----------
                                                     3,378,290        3,236,697
                                                   -----------      -----------

SHAREHOLDERS' EQUITY
    Common stock, 50,000,000 shares
       authorized, $.001 par value,
       22,000,000 shares issued and
       outstanding                                      22,000           22,000
    Capital in excess of par                           625,231          567,497
    Preferred stock, 10,000,000 shares
       authorized, $.001 par value, no
       shares issued and outstanding                        --               --
    Preferred stock, 5,000,000 shares
       authorized , no par value, no
       shares issued and outstanding                        --               --
    Retained earnings (deficit)                       (528,905)        (366,377)
    Minority interest                                   50,700          116,153
                                                   -----------      -----------
                                                       169,026          339,273
                                                   -----------      -----------
                                                   $ 3,547,316      $ 3,575,970
                                                   ===========      ===========


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                                ZURICKIRCH CORP.
                  PROFORMA CONSOLIDATED STATEMENTS OF EARNINGS
     For the Six Months and Year Ended June 30, 2002 and December 31, 2001


                                                  Six months        Year ended
                                                ended June 30,      December 31,
                                                     2002              2001
                                                --------------      -----------

Revenues                                          $ 2,572,031       $ 8,101,613

Cost of sales                                         944,620         4,186,695
                                                  -----------       -----------

    Gross margin                                    1,627,411         3,914,918

General and administrative expenses                 1,807,212         5,409,250
                                                  -----------       -----------

Loss from operations                                 (179,801)       (1,494,332)
                                                  -----------       -----------

Other income (expense), net                            17,273          (101,649)
                                                  -----------       -----------

    Net loss                                      $  (162,528)      $(1,595,981)
                                                  ===========       ===========